UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2010

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction	(Commission file number)	(IRS employer identification
of incorporation)		number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania	19103
199 Benson Road, Middlebury, Connecticut	06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 30, 2010, the Company completed the sale of its PVC additives business which resulted in a pre-tax loss of approximately $8 million.  As a result, the Company classified this business as a discontinued operation in its Quarterly Report on Form 10-Q for the period ended March 31, 2010.

Under applicable rules of the Securities and Exchange Commission, when a registrant prepares, on or after the date a registrant reports discontinued operations, a new registration statement that includes or incorporates by reference financial statements, the registrant is required to recast the prior period annual and relevant interim financial statements included or incorporated by reference in such registration statement to reflect the discontinued operations.  Accordingly, we are filing this Current Report on Form 8-K to recast our consolidated financial statements for each of the five years in the period ended December 31, 2009 to reflect the presentation of the PVC additives business as a discontinued operation.  This recasting does not represent a restatement of previously issued financial statements.

The following recast information is presented as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K:

Item 6, Selected Financial Data

Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8, Financial Statements and Supplementary Data

Financial Statement Schedule II, Valuation and Qualifying Accounts

The information presented in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K updates certain of the information set forth in Items 6, 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2009, as amended (the “2009 Form 10-K”) to reflect the presentation of the PVC additives business as a discontinued operation.

The Exhibits to this Current Report on Form 8-K do not reflect events after the filing of our 2009 Form 10-K, and such Exhibits do not modify or update the disclosures in our 2009 Form 10-K other than to reflect the changes in discontinued operations. As we have not modified or updated any other disclosures presented in our 2009 Form 10-K, all such disclosures are as of the date of our 2009 Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1	Item 6. Selected Financial Data
99.2	Item 7. Management’s Discussion and Analysis of Financial Conditions and Results of Operations
99.3	Item 8. Select Financial Statements and Supplementary Data
99.4	Financial Statement Schedule II, Valuation and Qualifying Accounts

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date:      July 30, 2010